Exhibit 10.27.14

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) IS OF THE TYPE THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.

SIXTEENTH AMENDMENT TO UNITED EXPRESS AGREEMENT

This Sixteenth Amendment to the United Express Agreement (the “Amendment”) is dated as of August , 2020 (the “Sixteenth Amendment Effective Date”), by and among UNITED AIRLINES, INC., a Delaware corporation, with its corporate offices located at 233 S. Wacker Drive, Chicago, IL 60606 (“United”), REPUBLIC AIRWAYS INC. (f/k/a REPUBLIC AIRLINE INC.), an Indiana corporation, with its corporate offices at 8909 Purdue Road, Suite 300, Indianapolis, IN 46268 (“Republic Airways”), and SHUTTLE AMERICA CORPORATION, formerly an Indiana corporation which merged into Republic Airways Inc. effective January 31, 2017(“Contractor” and, together with United and Republic Airways, the “parties”).

WHEREAS, the parties previously entered into that certain United Express Agreement dated as of December 28th, 2006, United Contract # 172884 (together with all prior amendments thereto, the “Agreement”) (the parties acknowledge that amendments 2, 3 and 9 are intentionally omitted);

WHEREAS, pursuant to Article XXXI of the Agreement, the parties may modify or amend the Agreement;

WHEREAS, the parties desire to further amend the Agreement in accordance with the terms and conditions of this Amendment; and

NOW THEREFORE, for good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

I.	DEFINITIONS

Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement or other written agreements by and between the parties as noted.

II.	SCOPE, TERM, and CONDITIONS

A.

Effective as of April 1, 2020 (the “Amendment Effective Date”) through and including [***] (the “Deferral Period”), and subject to Section II.D below in this Amendment, Appendix E of the Agreement is hereby replaced in its entirety by the Appendix E attached as Attachment 1 to this Amendment. For the avoidance of doubt, [***].

B.	In respect of the period commencing [***], the Minimum Average Scheduled Block Hours per day in the table set forth on Appendix K of the Agreement shall be [***].

C.	In respect of the period commencing [***], the Minimum Average Scheduled Block Hours per day in the table set forth on Appendix K of the Agreement shall be [***].

D.	(1) The parties hereby agree to [***].

(2)	From and after [***], and for so long as the [***] contemplated by [***], United’s obligation pursuant to [***].

E.	[***]

F.	If, prior to April 1, 2021, [***]

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III.	MISCELLANEOUS.

Except as otherwise amended herein, the Agreement will remain in full force and effect. The terms of this Amendment are deemed to be incorporated in, and made a part of, the Agreement, and the Agreement and this Amendment shall constitute a single integrated agreement. This Amendment may be executed in any number of counterparts, by original or facsimile signature, each of which when executed and delivered shall be deemed an original and such counterparts together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have by their duly authorized officers caused this Amendment to be entered into and signed as of the date first written above.

UNITED AIRLINES, INC.		Republic Airways Holdings Inc. consents to the foregoing Amendment and agrees that its guaranty of the Agreement shall apply to the Agreement (as amended by this Amendment) and all New Aircraft Leases. Republic Airways Holdings Inc. also reconfirms its guaranty of the Operative Agreements (as defined in the Credit Agreement).
By:	/s/ Sarah Murphy
Name: Sarah Murphy
Title: SVP-UAX

REPUBLIC AIRWAYS HOLDINGS INC.

		By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP and CFO

REPUBLIC AIRWAYS INC.

By:	/s/ Joseph P. Allman
Name: Joseph P. Allman
Title: SVP and CFO

Attachment 1

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